UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Brian C. Janssen

EuroPacific Growth Fund

6455 Irvine Center Drive

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

EuroPacific Growth Fund® Annual report for the year ended March 31, 2021

Tap into the growth
potential of
international equities

EuroPacific Growth Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class F-2 and Class A share results with relevant sales charges deducted and fund expenses. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

16	Financial statements

42	Board of trustees and other officers

Fellow investors:

During a 12-month period marked by a deadly pandemic, government-imposed lockdowns and a powerful equity market rebound, EuroPacific Growth Fund generated strong returns and surpassed its benchmark by a wide margin.

The fund’s Class F-2 shares returned 60.61% for the fiscal year ended March 31, 2021. That return exceeded the 49.41% gain recorded by the fund’s primary benchmark, MSCI ACWI (All Country World Index) ex USA, which reflects the returns of more than 40 developed and developing country stock markets. The fund’s Class F-2 share return includes a dividend of 23 cents a share paid in December 2020.

Equity markets rally

International equity markets rallied amid investor optimism for a sustained recovery from the pandemic. Driven by massive government stimulus measures and the rapid development of COVID-19 vaccines, markets staged a remarkable recovery from late March 2020 through the end of the fund’s fiscal year. Following the fastest bear market in history, investors witnessed the quickest market recovery on record, boosted by so-called “stay-at-home” stocks that benefited from the lockdowns.

Shares of many e-commerce and digitally focused companies hit new highs as people around the world sheltered in place and global economic activity abruptly decelerated. Later in the 12-month period, as many economies started to reopen, the market rally shifted to stocks that were hurt during the lockdowns, including companies in the energy and financial sectors, along with those in the travel and tourism industries. In the final few months of the period, value-oriented stocks outpaced growth stocks by a wide margin.

Among regional markets, European stocks rose on hopes for a global economic recovery and enhanced monetary stimulus measures from the European Central Bank. In response to rising bond yields, ECB officials

Results at a glance

For periods ended March 31, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 4/16/84)

EuroPacific Growth Fund (Class F-2 shares)[1]	60.61%	12.78%	7.61%	11.10%
EuroPacific Growth Fund (Class A shares)	60.22	12.50	7.35	10.87
MSCI ACWI (All Country World Index) ex USA[2,3]	49.41	9.76	4.93	N/A

[1]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	Market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Source: MSCI.
[3]	The index did not exist prior to December 31, 1987. Results reflect dividends net of withholding taxes.

EuroPacific Growth Fund	1

accelerated the bank’s €1.85 trillion bond-buying program to help ease borrowing costs across the 19-member eurozone. Meanwhile, Japanese stocks advanced despite a sluggish economic recovery and a surge of new COVID-19 infections. Emerging-markets stocks generated some of the best returns, lifted by China’s relatively quick recovery from the pandemic.

All sectors rise

Every major sector experienced double-digit gains, highlighted by an 82% increase for the information technology sector. Within the sector, semiconductor companies stood out amid soaring demand for computer chips and a subsequent worldwide chip shortage. IT services, streaming video and gaming companies shined as millions of home-bound people turned to the internet for entertainment and work applications. The materials sector also rose sharply, gaining 76% in aggregate, as expectations for an economic reawakening lifted the shares of chemicals, cement and mining companies.

Consumer staples and health care stocks lagged the overall market, with both sectors rising about 22% respectively, as more cyclical sectors took center stage. Some large food companies failed to meet lofty sales growth expectations, which pressured share prices. In the health care sector, a number of companies operating outside the urgency of the COVID-19 crisis were hurt by the widespread postponement of other medical treatments and procedures. In an election year, investor worries about potential new controls on drug prices also weighed on the sector.

Inside the portfolio

Select investments in the consumer discretionary sector produced solid results for the fund. Shares of MercadoLibre soared as Latin America’s largest e-commerce retailer saw a rapid increase in online sales and spent heavily to support faster delivery services during the pandemic. The communications services sector was another strong contributor to results. Shares of Sea Ltd. moved sharply higher as the Singapore-based internet platform provider reported higher engagement and revenue across the Southeast Asia region. Sea’s digital entertainment division posted strong growth as its popular game “Free Fire” achieved new records for daily active users. Elsewhere in the portfolio, mining giant Vale was also among the top contributors.

Among information technology stocks, ASML shares rose on strong demand for the Dutch company’s advanced lithography equipment used in semiconductor manufacturing. However, stock selection in the IT sector detracted overall, relative to the ACWI ex USA index. German software giant SAP lagged the market amid a pandemic-related decline in demand for its business-relations and customer-management software. Information technology and consumer discretionary are the two largest sectors represented in the fund, making up about a third of the portfolio.

Three health care stocks were among the fund’s largest detractors: Chugai Pharmaceutical and Daiichi Sankyo, both of Japan, and biotech firm Grifols of Spain. Shares of all three companies experienced strong runs earlier in the 12-month period, but appeared to be hit by profit-taking and dimming sentiment for developing COVID-19 treatments. Elsewhere in the sector, shares of Chinese health care company Wuxi Biologics rallied on the rapid growth of the outsourced research, development and manufacturing services it provides to other biotech companies. In May, Wuxi inked a deal to open its first U.S.-based biologics facility in the greater Boston area, highlighting the firm’s growth opportunities outside its home base of China.

Looking ahead

The market outlook has brightened significantly from a year ago as rapid vaccine rollouts, government stimulus measures and pent-up demand combine to help fuel a global economic recovery. We expect the world’s major economies to enjoy a strong rebound during the balance of 2021, including a powerful resurgence of some industries that were hardest hit by the lockdowns. While the

2	EuroPacific Growth Fund

COVID-19 crisis is far from over — and there could be setbacks along the way — we remain optimistic about the prospects for a return to some degree of normalcy as the global economy gets back on its feet again.

As we noted in last year’s annual letter, it was possible to envision an end to this crisis back then — and today that vision is even more clear. The world has handled deadly viral outbreaks many times before, from SARS in 2003, to swine flu in 2009, to MERS, Ebola and the Zika virus in more recent years. Humankind and the global economy have powered through each of these outbreaks as they are eventually suppressed and ultimately contained. We believe this time is no different. Moreover, we are heartened to observe the way researchers from around the world came together so quickly to develop several effective vaccines in a time frame that was previously thought impossible.

Still, we expect more volatility ahead. With some market indexes hitting record new highs, surpassing pre-COVID levels, investors must keep an eye on valuations and prepare for healthy corrections along the way. In addition, rising interest rates and the potential for higher inflation are challenging the valuation assumptions for some growth stocks, including many of the companies that led the previous bull market. Whether they will lead the next one remains to be seen. But we are confident that we have the right people in place all over the world to monitor these developments and make decisions based on deep, company-specific fundamental research, which has always formed the basis of our investment philosophy.

As always, we remain focused on the long-term picture, and we believe we are well positioned to tolerate periods of market volatility. Thank you for your commitment to the fund and we look forward to reporting to you again in six months.

Sincerely,

Gerald Du Manoir
Co-President

Carl M. Kawaja
Co-President

Christopher Thomsen
Co-President

May 12, 2021

For current information about the fund, visit capitalgroup.com.

EuroPacific Growth Fund	3

The value of a long-term perspective

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

Average annual total returns based on a $1,000 investment
(for periods ended March 31, 2021)

	1 year	5 years	10 years
Class F-2 shares	60.61%	12.78%	7.61%
Class A shares*	51.00	11.18	6.71

**Assumes payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 0.57% for Class F-2 and 0.82% for Class A shares as of the prospectus dated June 1, 2021 (unaudited).

$600,000
400,000
200,000
100,000
80,000
60,000
40,000
20,000
10,000
8,000
Year ended March 31
1985[3]
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	For the period April 16, 1984, commencement of operations, through March 31, 1985.
[4]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	From April 16, 1984, through December 31, 1987, the MSCI EAFE (Europe, Australasia, Far East) Index was used because the MSCI ACWI (All Country World Index) ex USA did not yet exist. Since January 1, 1988, the MSCI ACWI ex USA has been used. The MSCI EAFE Index reflects dividends net of withholding taxes. The MSCI ACWI ex USA reflects dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

4	EuroPacific Growth Fund

How a hypothetical $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in Class F-2 and Class A shares of EuroPacific Growth Fund grew from April 16, 1984, to March 31, 2021. As you can see, the investment grew to $489,046 or $426,265, respectively, with all distributions reinvested.

EuroPacific Growth Fund	5

Investment portfolio March 31, 2021

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Eurozone*	26.32%
Japan	11.39
China	10.51
India	7.81
United Kingdom	5.95
Brazil	5.65
Canada	4.42
Hong Kong	3.91
Switzerland	2.95
Other countries	16.31
Short-term securities & other assets less liabilities	4.78
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 92.97%	Shares	Value (000)
Information technology 16.30%
ASML Holding NV1	10,049,768	$6,129,742
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	209,779,649	4,362,035
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)[2]	8,018,976	948,485
Shopify Inc., Class A, subordinate voting shares[3]	2,282,269	2,525,331
Keyence Corp.[1]	5,161,400	2,355,903
PagSeguro Digital Ltd., Class A3,4	29,074,421	1,346,146
Samsung Electronics Co., Ltd.[1]	18,495,028	1,335,917
Adyen NV1,3	461,404	1,034,421
Worldline SA, non-registered shares[1,2,3]	10,105,723	846,870
StoneCo Ltd., Class A3	13,248,953	811,101
Nice Ltd. (ADR)	3,459,425	754,051
Nice Ltd.[1]	251,961	54,803
Edenred SA1,4	14,710,256	768,488
Tokyo Electron Ltd.[1]	1,771,700	758,551
SAP SE1	5,553,731	680,188
Hexagon AB, Class B1	6,991,188	644,736
Halma PLC[1]	17,950,258	587,608
Nomura Research Institute, Ltd.[1]	16,847,300	523,661
STMicroelectronics NV1	11,862,873	452,206
Amadeus IT Group SA, Class A, non-registered shares[1,3]	6,081,687	430,501
Sinch AB1,3	2,393,764	420,959
TeamViewer AG1,3	9,339,292	399,061
Atlassian Corp. PLC, Class A3	1,371,819	289,125
GDS Holdings Ltd., Class A1,2,3	27,057,378	275,023
NetEase, Inc.[1]	12,330,400	254,838
Delta Electronics, Inc.[1]	20,627,529	210,161
OBIC Co., Ltd.[1]	1,142,200	210,159
Xero Ltd.[1,3]	1,767,325	171,488
Infosys Ltd. (ADR)	9,155,944	171,399
Infineon Technologies AG1	3,639,172	154,338
SimCorp AS1	1,219,300	150,921
Dassault Systemes SE1	637,489	136,391
Nexi SpA[1,3]	7,620,749	133,423
Afterpay Ltd.[1,3]	1,593,630	124,929
NXP Semiconductors NV	577,201	116,214
Silergy Corp.[1]	1,117,000	91,550
Reply SpA[1]	703,435	88,982
Avast PLC[1]	13,690,985	86,082
Justsystems Corp.[1]	1,257,548	69,411
Lightspeed POS Inc., subordinate voting shares (CAD denominated)[2,3]	447,083	28,116
Lightspeed POS Inc., subordinate voting shares[3]	256,111	16,086
EPAM Systems, Inc.[3]	97,294	38,596

6	EuroPacific Growth Fund

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
TDK Corp.[1]	236,600	$32,995
Nemetschek SE1	296,209	18,897
ASM International NV1,3	37,114	10,860
		31,050,748

Financials 15.25%
AIA Group Ltd.[1]	356,623,201	4,338,500
HDFC Bank Ltd.[1,3]	161,418,829	3,285,026
HDFC Bank Ltd. (ADR)[3]	9,613,970	746,909
Kotak Mahindra Bank Ltd.[1,3]	97,295,678	2,339,471
UniCredit SpA[1,3]	111,300,762	1,181,958
Deutsche Bank AG1,3	87,659,613	1,047,391
Barclays PLC[1]	398,792,428	1,022,563
Ping An Insurance (Group) Company of China, Ltd., Class H1,2	74,877,729	894,216
Ping An Insurance (Group) Company of China, Ltd., Class A1	6,663,171	80,147
Sberbank of Russia PJSC (ADR)[1]	59,370,022	914,988
London Stock Exchange Group PLC[1]	8,683,189	831,026
Société Générale[1,3]	29,720,080	776,575
ICICI Bank Ltd.[1,3]	78,749,478	629,139
ICICI Bank Ltd. (ADR)[3]	8,858,473	142,001
B3 SA - Brasil, Bolsa, Balcao	76,459,100	741,953
Toronto-Dominion Bank (CAD denominated)	10,387,058	677,428
Hong Kong Exchanges and Clearing Ltd.[1]	11,141,600	658,858
Axis Bank Ltd.[1,3]	56,891,711	544,747
Brookfield Asset Management Inc., Class A	12,097,551	538,341
FinecoBank SpA[1,3]	30,353,989	498,072
ING Groep NV1	37,878,454	464,843
Commerzbank AG, non-registered shares[1,3,4]	71,821,429	440,362
HDFC Life Insurance Company Ltd.[1,3]	44,811,342	427,661
XP Inc., Class A3	11,290,760	425,323
Aegon NV1	86,671,841	411,101
BNP Paribas SA1,3	6,549,249	397,933
KBC Groep NV1	4,822,704	350,202
ABN AMRO Bank NV1,3	28,027,049	340,024
Banco Santander, SA1	98,859,084	336,019
Bank Rakyat Indonesia (Persero) Tbk PT1,3	1,032,412,900	313,300
AXA SA1	11,374,404	304,956
Banco Bilbao Vizcaya Argentaria, SA1	57,032,350	297,075
Macquarie Group Ltd.[1]	2,549,261	295,575
3i Group PLC[1]	15,538,853	247,173
Bajaj Finserv Ltd.[1,3]	1,749,600	231,237
Housing Development Finance Corp. Ltd.[1]	6,597,000	226,232
PICC Property and Casualty Co. Ltd., Class H1	230,580,000	200,408
Futu Holdings Ltd. (ADR)[2,3]	1,023,903	162,616
Capitec Bank Holdings Ltd.[1,3]	1,581,134	152,118
Lufax Holding Ltd. (ADR)[2,3]	9,200,669	133,594
Bank Mandiri (Persero) Tbk PT1	292,920,900	124,264
DBS Group Holdings Ltd.[1]	5,738,700	123,795
China Merchants Bank Co., Ltd., Class H1	15,257,500	116,749
Bajaj Finance Ltd.[1,3]	1,650,000	116,607
QBE Insurance Group Ltd.[1]	15,408,518	113,168
Euronext NV1	811,755	81,785
Discovery Ltd.[1,3]	8,315,491	74,699
IndusInd Bank Ltd.[1,3]	4,977,000	65,237
DNB ASA[1]	3,002,625	63,927
Hiscox Ltd.[1,3]	2,869,375	34,041
UBS Group AG1,2	1,832,233	28,369
Skandinaviska Enskilda Banken AB, Class A1	2,220,988	27,075
Partners Group Holding AG1	10,854	13,869
Bank Central Asia Tbk PT1	4,240,000	9,087
		29,039,733

Consumer discretionary 14.97%
MercadoLibre, Inc.[3,4]	2,634,544	3,878,418
LVMH Moët Hennessy-Louis Vuitton SE1	5,458,272	3,637,346
Flutter Entertainment PLC[1,3,4]	5,434,523	1,157,395
Flutter Entertainment PLC (CDI)[1,3,4]	3,678,989	786,605
Sony Group Corp.[1]	14,371,560	1,513,059

EuroPacific Growth Fund	7

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Alibaba Group Holding Ltd.[1,3]	50,739,960	$1,435,842
adidas AG1,3	4,378,340	1,366,731
Kering SA1	1,585,028	1,094,401
Galaxy Entertainment Group Ltd.[1,3]	119,898,000	1,084,398
Prosus NV1	9,120,700	1,016,870
Evolution Gaming Group AB1	6,177,043	909,855
Delivery Hero SE1,3	6,934,618	898,724
EssilorLuxottica[1]	4,348,263	708,182
Hermès International[1]	589,444	652,681
Melco Resorts & Entertainment Ltd. (ADR)[3,4]	28,553,503	568,500
Just Eat Takeaway (GBP denominated)[1,3]	4,949,069	456,440
Just Eat Takeaway (EUR denominated)[1,3]	444,923	41,125
ASOS PLC[1,3,4]	6,488,205	495,206
Naspers Ltd., Class N1	1,842,829	441,935
Entain PLC[1,3]	20,229,551	423,504
Midea Group Co., Ltd., Class A1	33,084,008	415,254
Meituan, Class B1,3	10,388,162	400,196
JD.com, Inc., Class A1,3	9,320,800	392,426
Barratt Developments PLC[1]	37,683,453	388,103
Persimmon PLC[1]	8,762,434	355,287
Maruti Suzuki India Ltd.[1]	3,331,600	313,194
Taylor Wimpey PLC[1]	107,751,010	268,173
Moncler SpA[1,3]	4,573,777	262,734
Li Ning Co. Ltd.[1]	38,821,000	253,618
Stellantis NV1	14,210,659	251,280
Industria de Diseño Textil, SA1	7,481,533	246,614
THG PLC[1,3]	28,270,813	243,033
Nitori Holdings Co., Ltd.[1]	1,192,100	231,352
H & M Hennes & Mauritz AB, Class B1,3	9,623,623	216,418
Cie. Financière Richemont SA, Class A1	1,848,366	177,491
B2W - Cia. Digital, ordinary nominative[3]	14,913,500	160,961
Gree Electric Appliances, Inc. of Zhuhai, Class A1	15,920,340	152,345
Wynn Macau, Ltd.[1]	70,333,200	137,078
China Tourism Group Duty Free Corp. Ltd., Class A1	2,859,434	134,124
JD Health International Inc.[1,2,3]	7,983,250	115,383
B&M European Value Retail SA1	13,989,254	101,806
Booking Holdings Inc.[3]	42,450	98,902
Fast Retailing Co., Ltd.[1]	107,600	86,098
Melco International Development Ltd.[1]	39,263,000	80,289
Pan Pacific International Holdings Corp.[1]	3,373,900	79,686
Yum China Holdings, Inc.	1,269,608	75,174
Ocado Group PLC[1,3]	2,655,919	74,523
Astra International Tbk PT1	171,037,600	62,415
Lojas Americanas SA, ordinary nominative	15,303,273	56,551
Bandai Namco Holdings Inc.[1]	690,453	49,364
IDP Education Ltd.[1]	1,806,219	32,907
XPeng Inc., Class A (ADR)[2,3]	861,849	31,466
Trip.com Group Ltd. (ADR)[3]	295,441	11,708
		28,523,170

Health care 10.72%
Daiichi Sankyo Company, Ltd.[1,4]	109,177,500	3,191,241
WuXi Biologics (Cayman) Inc.[1,3]	166,617,751	2,101,718
Chugai Pharmaceutical Co., Ltd.[1]	42,792,800	1,741,566
Olympus Corp.[1]	56,291,000	1,167,722
M3, Inc.[1]	14,983,651	1,029,972
AstraZeneca PLC[1]	7,921,361	789,917
CSL Ltd.[1]	3,712,347	748,090
Teva Pharmaceutical Industries Ltd. (ADR)[3,4]	56,065,972	647,001
WuXi AppTec Co., Ltd., Class A1	25,976,084	557,755
WuXi AppTec Co., Ltd., Class H1,3	789,000	15,605
Novo Nordisk A/S, Class B1	8,182,772	552,598
Novartis AG1	6,122,893	523,035
Notre Dame Intermédica Participações SA4	31,667,619	465,845
HOYA Corp.[1]	3,720,351	438,186
Grifols, SA, Class A, non-registered shares[1]	14,231,024	372,551
Grifols, SA, Class B (ADR)	3,503,236	60,571
Lonza Group AG1	757,318	423,241

8	EuroPacific Growth Fund

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Sartorius Stedim Biotech SA1	1,024,422	$421,893
Fresenius SE & Co. KGaA[1]	9,406,161	418,974
BeiGene, Ltd. (ADR)[3]	1,194,796	415,885
Zai Lab Ltd.[1,3]	1,558,888	207,940
Zai Lab Ltd. (ADR)[3]	1,513,150	201,899
Sonova Holding AG1,3	1,238,875	328,191
Aier Eye Hospital Group Co., Ltd., Class A1	35,574,334	322,733
bioMérieux SA1	2,450,862	312,428
Koninklijke Philips NV (EUR denominated)[1,3]	5,097,071	291,010
Hikma Pharmaceuticals PLC[1]	9,168,417	287,608
Coloplast A/S, Class B1	1,735,452	261,272
Asahi Intecc Co., Ltd.[1]	9,355,000	258,339
Shionogi & Co., Ltd.[1]	4,025,402	217,132
Argenx SE (ADR)[3]	654,098	180,132
Siemens Healthineers AG1	3,055,000	165,393
Hypera SA, ordinary nominative	28,584,628	162,662
Genmab A/S1,3	492,131	161,746
Alcon Inc.[1,3]	2,265,941	158,651
Rede D’Or Sao Luiz SA	12,855,900	148,255
Alibaba Health Information Technology Ltd.[1,3]	50,380,000	143,409
Merck KGaA[1]	836,457	143,021
Ping An Healthcare and Technology Co. Ltd., Class H1,2,3	10,874,100	137,131
Yunnan Baiyao Group Co., Ltd., Class A1	5,768,015	106,224
CRISPR Therapeutics AG3	474,264	57,789
AbCellera Biologics Inc.[2,3]	904,582	30,720
Amplifon SpA[1,3]	785,249	29,274
Jiangsu Hengrui Medicine Co., Ltd., Class A1	643,000	9,056
GW Pharmaceuticals PLC (ADR)[3]	41,253	8,948
Hutchison China MediTech Ltd. (ADR)[3]	170,989	4,830
Galapagos NV1,3	55,431	4,299
Ambu AS, Class B, non-registered shares[1]	69,637	3,271
NMC Health PLC[1,3,5]	3,099,779	43
		20,426,772

Industrials 9.43%
Airbus SE, non-registered shares[1,3]	26,064,019	2,952,153
Recruit Holdings Co., Ltd.[1]	28,946,324	1,420,470
Safran SA1,3	10,180,546	1,385,888
Melrose Industries PLC[1,3,4]	399,255,229	918,926
DSV Panalpina A/S1	4,570,448	896,237
Ryanair Holdings PLC (ADR)[3]	7,352,562	845,545
Ryanair Holdings PLC[1,3]	2,061,291	39,969
Kingspan Group PLC[1]	7,480,183	634,159
MTU Aero Engines AG1	2,478,592	583,367
Rentokil Initial PLC[1,3]	82,819,082	553,181
Knorr-Bremse AG, non-registered shares[1]	4,388,376	547,371
Nidec Corp.[1]	4,359,900	532,585
SMC Corp.[1]	866,682	505,668
Nihon M&A Center Inc.[1,4]	18,134,782	492,414
ASSA ABLOY AB, Class B1	16,171,960	464,410
Country Garden Services Holdings Co., Ltd.[1]	45,053,478	459,501
Airports of Thailand PCL, foreign registered[1]	180,566,700	399,712
AB Volvo, Class B1,3	12,690,798	321,105
Techtronic Industries Co. Ltd.[1]	17,633,000	303,114
Rolls-Royce Holdings PLC[1,3]	203,911,122	296,190
NIBE Industrier AB, Class B1	9,351,621	290,036
Spirax-Sarco Engineering PLC[1]	1,794,674	282,112
International Consolidated Airlines Group SA (CDI)[1,3]	100,949,884	276,164
InPost SA1,3	14,055,716	230,201
Adecco Group AG1	3,333,784	224,525
Wizz Air Holdings PLC[1,3]	3,103,786	206,394
ABB Ltd.[1,2]	6,668,215	202,812
Epiroc AB, Class B1	8,318,569	173,336
Epiroc AB, Class A1	490,889	11,120
ZTO Express (Cayman) Inc., Class A (ADR)	5,970,051	174,027
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A1	52,173,363	164,506
DCC PLC[1]	1,826,684	158,444
CCR SA, ordinary nominative	68,492,635	157,218

EuroPacific Growth Fund	9

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Experian PLC[1]	4,527,969	$155,981
Rumo SA3	35,849,900	128,976
Komatsu Ltd.[1]	3,333,500	102,987
Shanghai International Airport Co., Ltd., Class A1	9,449,349	83,574
TFI International Inc.	978,983	73,189
IMCD NV1	505,800	70,299
Canadian National Railway Company (CAD denominated)	563,559	65,401
Brenntag SE1	645,210	55,083
Lifco AB, Class B1	494,618	45,947
RELX PLC[1]	1,600,554	40,153
VAT Group AG1	132,219	37,059
Beijer Ref AB, Class B1	58,011	2,550
		17,964,059

Materials 6.85%
Vale SA, ordinary nominative (ADR)	159,866,127	2,778,474
Vale SA, ordinary nominative	101,032,872	1,758,537
Sika AG1	6,607,024	1,887,246
Shin-Etsu Chemical Co., Ltd.[1]	6,664,600	1,126,088
Koninklijke DSM NV1	6,281,052	1,062,825
First Quantum Minerals Ltd.[4]	54,533,404	1,039,289
Rio Tinto PLC[1]	10,842,439	829,467
Linde PLC	1,469,669	411,713
Linde PLC (EUR denominated)[1]	1,186,555	332,322
HeidelbergCement AG1	3,955,743	359,273
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A1	33,556,423	262,552
CCL Industries Inc., Class B, nonvoting shares	3,832,850	212,031
CRH PLC[1]	4,040,060	189,516
Givaudan SA1	40,170	154,785
BASF SE1	1,814,513	150,707
Akzo Nobel NV1	1,012,107	113,106
Lundin Mining Corp.	10,063,929	103,546
Barrick Gold Corp. (CAD denominated)	5,184,917	102,857
BHP Group PLC[1]	2,386,981	68,915
Asian Paints Ltd.[1]	1,801,530	62,630
Chr. Hansen Holding A/S1,3	272,480	24,757
Gerdau SA (ADR)	1,665,156	8,892
		13,039,528

Communication services 6.47%
Sea Ltd., Class A (ADR)[3]	15,648,816	3,493,285
Tencent Holdings Ltd.[1]	19,939,712	1,571,987
SoftBank Group Corp.[1]	15,642,552	1,326,284
Bilibili Inc., Class Z (ADR)[3]	6,582,443	704,716
Bilibili Inc., Class Z1,2,3	3,926,920	418,247
Z Holdings Corp.[1]	142,556,983	711,779
Kuaishou Technology, Class B1,3,5,6	22,646,700	629,229
Kuaishou Technology, Class B1,2,3	1,254,500	43,569
Cellnex Telecom, SA, non-registered shares[1,2]	8,783,945	505,828
Nintendo Co., Ltd.[1]	785,800	439,849
Square Enix Holdings Co., Ltd.[1,4]	7,354,500	409,233
Bharti Airtel Ltd.[1]	55,104,598	390,422
Yandex NV, Class A3	5,443,298	348,698
Ubisoft Entertainment SA1,3	3,710,776	282,377
SoftBank Corp.[1]	21,096,600	274,554
Koninklijke KPN NV1	56,989,308	193,758
Vivendi SA1	5,709,718	187,520
América Móvil, SAB de CV, Series L (ADR)	7,691,024	104,444
América Móvil, SAB de CV, Series L	18,821,401	12,855
Nexon Co., Ltd.[1]	3,425,900	111,395
Scout24 AG1	1,227,406	93,132
Playtika Holding Corp.[3]	2,812,041	76,516
		12,329,677

10	EuroPacific Growth Fund

Common stocks (continued)	Shares	Value (000)
Energy 5.01%
Reliance Industries Ltd.[1]	169,146,582	$4,649,157
Reliance Industries Ltd., interim shares[1]	10,027,005	150,036
Canadian Natural Resources, Ltd. (CAD denominated)[2,4]	71,335,093	2,205,274
Cenovus Energy Inc.	74,267,222	557,876
Neste Oyj[1]	10,266,576	544,548
Royal Dutch Shell PLC, Class B1	28,146,060	517,691
Total SE1,2	7,474,522	348,117
Gazprom PJSC (ADR)[1]	43,461,539	259,320
TC Energy Corp. (CAD denominated)[2]	3,585,529	164,369
Tourmaline Oil Corp.[2]	4,035,863	76,819
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	4,140,254	35,109
Rosneft Oil Company PJSC (GDR)[1]	4,436,143	33,513
		9,541,829

Consumer staples 4.37%
Kweichow Moutai Co., Ltd., Class A1	6,948,704	2,135,774
Nestlé SA1	12,257,121	1,366,121
British American Tobacco PLC[1]	15,335,276	586,561
Danone SA1	8,228,554	564,597
Reckitt Benckiser Group PLC[1]	4,688,537	420,050
Anheuser-Busch InBev SA/NV1	5,332,275	336,176
Philip Morris International Inc.	3,565,640	316,415
Pernod Ricard SA1	1,631,124	306,197
Treasury Wine Estates Ltd.[1]	32,583,442	256,734
Avenue Supermarts Ltd.[1,3]	5,944,337	232,789
Shiseido Company, Ltd.[1]	3,062,779	206,323
Foshan Haitian Flavouring and Food Co. Ltd., Class A1	6,359,990	155,424
Inner Mongolia Yili Industrial Group Co., Ltd., Class A1	25,154,672	153,989
Associated British Foods PLC[1,3]	4,463,514	148,652
Heineken NV1	1,413,591	145,268
Carlsberg A/S, Class B1	894,807	137,632
Unilever PLC (GBP denominated)[1]	2,182,583	121,802
CP All PCL, foreign registered[1]	53,162,700	117,943
Fomento Económico Mexicano, SAB de CV	13,765,300	103,774
Godrej Consumer Products Ltd.[1,3]	10,323,995	103,159
Chocoladefabriken Lindt & Sprüngli AG1	1,029	94,173
JBS SA, ordinary nominative	17,332,696	93,243
L’Oréal SA, non-registered shares[1]	175,980	67,453
Dabur India Ltd.[1]	7,882,000	58,307
Kirin Holdings Company, Ltd.[1]	2,177,667	41,754
Uni-Charm Corp.[1]	623,064	26,113
COSMOS Pharmaceutical Corp.[1]	142,000	22,179
		8,318,602

Utilities 2.93%
Ørsted AS1	9,314,236	1,506,903
ENN Energy Holdings Ltd.[1,4]	76,848,300	1,234,500
Enel SpA[1]	117,256,901	1,171,573
China Gas Holdings Ltd.[1]	218,440,000	894,852
China Resources Gas Group Ltd.[1]	72,154,000	401,137
Engie SA1,3	18,280,827	259,582
Iberdrola, S.A., non-registered shares[1,3]	8,555,943	110,308
		5,578,855

Real estate 0.67%
Ayala Land, Inc.[1]	355,291,287	251,430
KE Holdings Inc., Class A (ADR)[3]	4,111,837	234,292
Longfor Group Holdings Ltd.[1]	32,014,648	213,176
Shimao Group Holdings Ltd.[1]	64,761,500	203,882
Goodman Logistics (HK) Ltd. REIT[1]	14,491,923	199,642
ESR Cayman Ltd.[1,3]	28,881,600	94,943
Sunac Services Holdings Ltd.[1,3]	22,575,000	71,766
CK Asset Holdings Ltd.[1]	1,794,500	10,908
Shimao Services Holdings Ltd.[1,3]	1,061,958	2,349
		1,282,388

Total common stocks (cost: $100,045,081,000)		177,095,361

EuroPacific Growth Fund	11

Preferred securities 2.09%	Shares	Value (000)
Health care 0.71%
Sartorius AG, nonvoting preferred, non-registered shares[1]	2,245,059	$1,119,474
Grifols, SA, Class B, nonvoting preferred, non-registered shares[1]	13,305,903	229,432
		1,348,906

Energy 0.69%
Petróleo Brasileiro SA (Petrobras), preferred nominative	159,582,618	683,280
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	74,301,214	634,532
		1,317,812

Consumer discretionary 0.51%
Volkswagen AG, nonvoting preferred shares[1]	3,513,979	982,028

Information technology 0.09%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	2,590,928	167,628

Materials 0.08%
Gerdau SA, preferred nominative shares	26,891,299	144,378

Industrials 0.01%
Azul SA, preferred nominative shares[3]	3,313,800	22,284

Real estate 0.00%
Ayala Land, Inc., preferred shares[1,3,5]	481,283,600	—	[7]

Total preferred securities (cost: $2,502,082,000)		3,983,036

Rights & warrants 0.11%
Health care 0.11%
WuXi AppTec Co., Ltd., Class A, warrants, expire 2021[1,3,6]	8,561,420	183,830
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,3,6]	3,589,186	32,562
		216,392

Consumer discretionary 0.00%
Cie. Financière Richemont SA, Class A, warrants, expire 2023[3]	3,628,641	1,382

Total rights & warrants (cost: $110,917,000)		217,774

Bonds, notes & other debt instruments 0.05%	Principal amount (000)
U.S. Treasury bonds & notes 0.05%
U.S. Treasury 0.05%
U.S. Treasury 2.625% 2021	$100,000	101,817

Total bonds, notes & other debt instruments (cost: $101,776,000)		101,817

Short-term securities 4.94%	Shares
Money market investments 4.72%
Capital Group Central Cash Fund 0.08%[4,8]	89,934,307	8,994,330

Money market investments purchased from securities lending collateral 0.22%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.03%[8,9]	117,200,000	117,200
BlackRock Liquidity Funds – FedFund, Institutional Shares 0.01%[8,9]	113,000,000	113,000
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[8,9]	49,653,169	49,653
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.04%[8,9]	41,800,000	41,800

12	EuroPacific Growth Fund

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased from securities lending collateral (continued)
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.03%[8,9]	37,600,000	$37,600
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[8,9]	33,400,000	33,400
Capital Group Central Cash Fund 0.08%[4,8,9]	181,640	18,166
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.03%[8,9]	4,600,000	4,600
		415,419

Total short-term securities (cost: $9,408,745,000)		9,409,749
Total investment securities 100.16% (cost: $112,168,601,000)		190,807,737
Other assets less liabilities (0.16)%		(311,364)

Net assets 100.00%		$190,496,373

Investments in affiliates4

					Net
	Value of			Net	unrealized	Value of
	affiliates at			realized	appreciation	affiliates at	Dividend
	4/1/2020	Additions	Reductions	gain (loss)	(depreciation)	3/31/2021	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Common stocks 10.52%
Information technology 1.11%
PagSeguro Digital Ltd., Class A3	$507,948	$188,225	$69,034	$1,882	$717,125	$1,346,146	$—
Edenred SA1	568,951	58,892	3,665	656	143,654	768,488	10,297
Halma PLC[1,10]	534,058	—	138,748	40,430	151,868	—	4,473
						2,114,634
Financials 0.23%
Commerzbank AG, non-registered shares[1,3]	217,823	60,596	1,129	132	162,940	440,362	—
B3 SA - Brasil, Bolsa, Balcao[10]	633,558	104,231	314,588	90,607	228,145	—	42,323
						440,362
Consumer discretionary 3.61%
MercadoLibre, Inc.[3]	2,007,570	88,714	1,937,487	1,207,732	2,511,889	3,878,418	—
Flutter Entertainment PLC[1,3]	458,413	43,414	2,809	1,711	656,666	1,157,395	—
Flutter Entertainment PLC (CDI)[1,3]	109,544	707,450	716,312	240,737	445,186	786,605	—
Melco Resorts & Entertainment Ltd. (ADR)[3]	404,561	35,981	103,192	(56,826)	287,976	568,500	—
ASOS PLC[1,3]	80,572	50,682	1,057	722	364,287	495,206	—
Entain PLC[1,3,10,11]	321,321	242,771	630,831	171,921	318,322	—	—
Just Eat Takeaway (EUR denominated)[1,3,10]	237,563	50,222	339,257	84,067	8,530	—	—
Just Eat Takeaway (GBP denominated)[1,3,10]	496,082	801,454	983,218	76,606	65,516	—	—
Ryohin Keikaku Co., Ltd.[1,3,10]	203,217	—	204,031	(189,444)	190,258	—	—
Stars Group Inc.[3,10]	471,348	—	554,503	—	83,155	—	—
						6,886,124
Health care 2.26%
Daiichi Sankyo Company, Ltd.[1]	2,709,731	65,885	370,449	154,329	631,745	3,191,241	28,503
Teva Pharmaceutical Industries Ltd. (ADR)[3]	504,937	—	1,788	426	143,426	647,001	—
Notre Dame Intermédica Participações SA	325,423	14,982	86,603	(32,563)	244,606	465,845	8
Hikma Pharmaceuticals PLC[1,10]	365,512	—	148,908	22,477	48,527	—	4,749
Hypera SA, ordinary nominative[10]	191,798	70,259	87,566	(60,638)	48,809	—	5,937
NMC Health PLC[1,3,5,10]	8,290	—	599	(313,192)	305,544	—	—
WuXi AppTec Co., Ltd., Class H1,3,10	—	10,970	21	7	4,649	—	—
WuXi Biologics (Cayman) Inc.[1,3,10]	161,104	1,023,114	677,622	377,381	1,217,741	—	—
						4,304,087

EuroPacific Growth Fund	13

Investments in affiliates4 (continued)

							Net
	Value of					Net	unrealized	Value of
	affiliates at					realized	appreciation	affiliates at	Dividend
	4/1/2020	Additions		Reductions		gain (loss)	(depreciation)	3/31/2021	income
	(000)	(000)		(000)		(000)	(000)	(000)	(000)
Industrials 0.74%
Melrose Industries PLC[1,3]	$438,676	$28,536		$2,024		$609	$453,129	$918,926	$—
Nihon M&A Center Inc.[1]	—	526,083		448		80	(33,301)	492,414	1,179
MTU Aero Engines AG1,10	432,886	—		61,328		(46,873)	258,682	—	118
								1,411,340
Materials 0.55%
First Quantum Minerals Ltd.	271,293	155,249		86,033		(25,915)	724,695	1,039,289	400
Communication services 0.21%
Square Enix Holdings Co., Ltd.[1]	—	392,046		946		219	17,914	409,233	3,777
Altice Europe NV, Class A1,3,10	260,811	122,007		519,934		164,077	(26,961)	—	—
Altice Europe NV, Class B1,3,10	57,068	—		137,401		(34,899)	115,232	—	—
								409,233
Energy 1.16%
Canadian Natural Resources, Ltd. (CAD denominated)[2]	789,684	408,922		29,969		(21,360)	1,057,997	2,205,274	83,834
Cenovus Energy Inc.[10]	93,143	91,502		1,132		564	373,799	—	1,038
								2,205,274
Consumer staples 0.00%
KOSÉ Corp.[1,3,10]	523,331	—		486,963		(152,486)	116,118	—	—
Utilities 0.65%
ENN Energy Holdings Ltd.[1]	709,198	43,476		2,923		1,733	483,016	1,234,500	15,889
China Resources Gas Group Ltd.[1,10]	635,653	2,553		265,693		6,515	22,109	—	13,334
								1,234,500
Total common stocks								20,044,843
Short-term securities 4.73%
Money market investments 4.72%
Capital Group Central Cash Fund 0.08%[8]	11,404,067	21,815,415		24,222,192		812	(3,772)	8,994,330	16,956
Money market investments purchased from securities lending collateral 0.01%
Capital Group Central Cash Fund 0.08%[8,9]	—	—	[12]	—	[12]	— [12]	— [12]	18,166	—	[12]
Total short-term securities								9,012,496
Total 15.25%						$1,712,236	$12,539,221	$29,057,339	$232,815

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $145,543,903,000, which represented 76.40% of the net assets of the fund. This amount includes $144,698,239,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	All or a portion of this security was on loan. The total value of all such securities was $869,524,000, which represented .46% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Security did not produce income during the last 12 months.
[4]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[5]	Value determined using significant unobservable inputs.
[6]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $845,621,000, which represented .44% of the net assets of the fund.
[7]	Amount less than one thousand.
[8]	Rate represents the seven-day yield at 3/31/2021.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Unaffiliated issuer at 3/31/2021.
[11]	This security changed its name during the reporting period.
[12]	Information not shown for money market investments purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

14	EuroPacific Growth Fund

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

See notes to financial statements.

EuroPacific Growth Fund	15

Financial statements

Statement of assets and liabilities at March 31, 2021
	(dollars in thousands)

Assets:
Investment securities, at value (includes $869,524 of investment securities on loan):
Unaffiliated issuers (cost: $90,986,684)	$161,750,398
Affiliated issuers (cost: $21,181,917)	29,057,339	$190,807,737
Cash		23,581
Cash denominated in currencies other than U.S. dollars (cost: $17,785)		17,782
Receivables for:
Sales of investments	768,054
Sales of fund’s shares	289,090
Dividends and interest	366,883
Securities lending income	186
Other	1	1,424,214
		192,273,314
Liabilities:
Collateral for securities on loan		415,419
Payables for:
Purchases of investments	291,709
Repurchases of fund’s shares	417,800
Investment advisory services	66,815
Services provided by related parties	21,027
Trustees’ deferred compensation	5,401
U.S. and non-U.S. taxes	536,065
Other	22,705	1,361,522
Net assets at March 31, 2021		$190,496,373

Net assets consist of:
Capital paid in on shares of beneficial interest		$104,210,231
Total distributable earnings		86,286,142
Net assets at March 31, 2021		$190,496,373

See notes to financial statements.

16	EuroPacific Growth Fund

Statement of assets and liabilities
at March 31, 2021 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized (2,766,665 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$27,945,056	405,121		$68.98
Class C	705,887	10,573		66.76
Class T	14	—	*	69.04
Class F-1	2,438,811	35,516		68.67
Class F-2	26,750,729	388,644		68.83
Class F-3	19,700,057	285,256		69.06
Class 529-A	1,735,519	25,491		68.08
Class 529-C	83,455	1,265		66.00
Class 529-E	66,586	989		67.36
Class 529-T	16	—	*	69.01
Class 529-F-1	12	—	*	68.03
Class 529-F-2	207,610	3,011		68.94
Class 529-F-3	12	—	*	68.89
Class R-1	182,175	2,779		65.57
Class R-2	731,117	11,048		66.17
Class R-2E	104,858	1,543		67.96
Class R-3	2,838,296	42,152		67.33
Class R-4	6,256,065	92,700		67.49
Class R-5E	2,241,316	32,736		68.47
Class R-5	7,032,422	102,040		68.92
Class R-6	91,476,360	1,325,801		69.00

*	Amount less than one thousand.

See notes to financial statements.

EuroPacific Growth Fund	17

Financial statements (continued)

Statement of operations for the year ended March 31, 2021
	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $186,575; also includes $232,815 from affiliates)	$2,258,197
Interest	121,237
Securities lending income (net of fees)	7,590	$2,387,024
Fees and expenses*:
Investment advisory services	700,415
Distribution services	115,995
Transfer agent services	84,291
Administrative services	50,922
Reports to shareholders	3,423
Registration statement and prospectus	1,433
Trustees’ compensation	2,136
Auditing and legal	1,390
Custodian	24,950
Other	1,330
Total fees and expenses before reimbursement	986,285
Less reimbursement of fees and expenses:
Transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		986,285
Net investment income		1,400,739

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	8,800,405
Affiliated issuers	1,712,236
In-kind redemptions	231,838
Currency transactions	(62,512)	10,681,967
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $470,324):
Unaffiliated issuers	50,787,836
Affiliated issuers	12,539,221
Currency translations	(10,540)	63,316,517
Net realized gain and unrealized appreciation		73,998,484

Net increase in net assets resulting from operations		$75,399,223

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

18	EuroPacific Growth Fund

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended March 31,
	2021	2020
Operations:
Net investment income	$1,400,739	$1,981,315
Net realized gain	10,681,967	3,085,446
Net unrealized appreciation (depreciation)	63,316,517	(24,111,444)
Net increase (decrease) in net assets resulting from operations	75,399,223	(19,044,683)

Distributions paid to shareholders	(644,876)	(5,069,935)

Net capital share transactions	(14,580,544)	(2,068,413)

Total increase (decrease) in net assets	60,173,803	(26,183,031)

Net assets:
Beginning of year	130,322,570	156,505,601
End of year	$190,496,373	$130,322,570

See notes to financial statements.

EuroPacific Growth Fund	19

Notes to financial statements

1. Organization

EuroPacific Growth Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A1	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
[1]	Prior to June 30, 2020, the initial sales charge was up to 5.75% for Class 529-A purchases.
[2]	Prior to June 30, 2020, Class C converted to Class F-1 and Class 529-C converted to Class 529-A after ten years.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

20	EuroPacific Growth Fund

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

EuroPacific Growth Fund	21

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of March 31, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$7,044,650	$24,006,098	$—		$31,050,748
Financials	3,568,165	25,471,568	—		29,039,733
Consumer discretionary	4,881,680	23,641,490	—		28,523,170
Health care	2,384,537	18,042,192	43		20,426,772
Industrials	1,444,356	16,519,703	—		17,964,059
Materials	6,415,339	6,624,189	—		13,039,528
Communication services	4,740,514	6,959,934	629,229		12,329,677
Energy	3,039,447	6,502,382	—		9,541,829
Consumer staples	513,432	7,805,170	—		8,318,602
Utilities	—	5,578,855	—		5,578,855
Real estate	234,292	1,048,096	—		1,282,388
Preferred securities	1,484,474	2,498,562	—	*	3,983,036
Rights & warrants	1,382	216,392	—		217,774
Bonds, notes & other debt instruments	—	101,817	—		101,817
Short-term securities	9,409,749	—	—		9,409,749
Total	$45,162,017	$145,016,448	$629,272		$190,807,737

*	Amount less than one thousand.

22	EuroPacific Growth Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries any may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

EuroPacific Growth Fund	23

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of March 31, 2021, the total value of securities on loan was $869,524,000, and the total value of collateral received was $966,941,000. Collateral received includes cash of $415,419,000 and U.S. government securities of $551,522,000. Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended March 31, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

24	EuroPacific Growth Fund

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended March 31, 2021, the fund recognized $384,133,000 in reclaims (net of fees and the effect of realized gain or loss from currency translations) and $117,822,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S. and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended March 31, 2021, the fund reclassified $448,073,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of March 31, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$193,800
Undistributed long-term capital gains	8,068,441
Gross unrealized appreciation on investments	80,699,008
Gross unrealized depreciation on investments	2,519,839
Net unrealized appreciation on investments	78,179,169
Cost of investments	112,628,568

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended March 31, 2021					Year ended March 31, 2020
				Total						Total
	Ordinary		Long-term	distributions		Ordinary		Long-term		distributions
Share class	income		capital gains	paid		income		capital gains		paid
Class A	$49,608		$—	$49,608		$261,015		$438,500		$699,515
Class C	—		—	—	*	3,469		16,160		19,629
Class T	—	*	—	—	*	—	*	—	*	—	*
Class F-1	4,193		—	4,193		30,972		53,340		84,312
Class F-2	90,941		—	90,941		320,054		436,534		756,588
Class F-3	78,548		—	78,548		207,100		264,488		471,588
Class 529-A	2,981		—	2,981		14,393		24,982		39,375
Class 529-C	—		—	—	*	788		3,631		4,419
Class 529-E	16		—	16		487		1,071		1,558
Class 529-T	—	*	—	—	*	—	*	—	*	—	*
Class 529-F-1	—	*	—	—	*	1,957		2,787		4,744
Class 529-F-2†	627		—	627
Class 529-F-3†	—	*	—	—	*
Class R-1	—		—	—		908		3,673		4,581
Class R-2	—		—	—	*	3,359		12,731		16,090
Class R-2E	—		—	—		703		1,804		2,507
Class R-3	—		—	—	*	25,201		58,515		83,716
Class R-4	11,634		—	11,634		80,355		133,603		213,958
Class R-5E	6,935		—	6,935		22,920		32,062		54,982
Class R-5	29,864		—	29,864		106,341		138,184		244,525
Class R-6	369,529		—	369,529		1,045,181		1,322,667		2,367,848
Total	$644,876		$—	$644,876		$2,125,203		$2,944,732		$5,069,935

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

EuroPacific Growth Fund	25

Financial highlights (continued)

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.392% on such assets in excess of $186 billion. For the year ended March 31, 2021, the investment advisory services fee was $700,415,000, which was equivalent to an annualized rate of 0.413% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of March 31, 2021, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended March 31, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

26	EuroPacific Growth Fund

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended March 31, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$60,643		$31,216		$7,526		Not applicable
Class C	6,919		829		211		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	6,207		3,323		750		Not applicable
Class F-2	Not applicable		25,832		7,097		Not applicable
Class F-3	Not applicable		345		5,017		Not applicable
Class 529-A	3,468		1,546		457		$930
Class 529-C	1,023		124		32		66
Class 529-E	290		36		18		36
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—	*	98		28		57
Class 529-F-2†	Not applicable		76		25		51
Class 529-F-3†	Not applicable		—	*	—	*	—	*
Class R-1	1,756		197		53		Not applicable
Class R-2	5,111		2,325		204		Not applicable
Class R-2E	576		200		29		Not applicable
Class R-3	14,161		4,344		850		Not applicable
Class R-4	15,841		6,399		1,901		Not applicable
Class R-5E	Not applicable		3,288		666		Not applicable
Class R-5	Not applicable		3,332		2,123		Not applicable
Class R-6	Not applicable		781		23,935		Not applicable
Total class-specific expenses	$115,995		$84,291		$50,922		$1,140

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $2,136,000 in the fund’s statement of operations reflects $814,000 in current fees (either paid in cash or deferred) and a net increase of $1,322,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended March 31, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,271,837,000 and $2,331,374,000, respectively, which generated $241,987,000 of net realized gains from such sales.

EuroPacific Growth Fund	27

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended March 31, 2021.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended March 31, 2021

Class A	$1,722,526	28,666		$48,380		707		$(3,917,308)	(66,522)	$(2,146,402)	(37,149)
Class C	66,533	1,116		—		—		(340,847)	(6,120)	(274,314)	(5,004)
Class T	—	—		—		—		—	—	—	—
Class F-1	295,026	5,178		4,046		59		(1,279,542)	(22,339)	(980,470)	(17,102)
Class F-2	4,908,480	83,347		86,588		1,269		(7,287,401)	(128,725)	(2,292,333)	(44,109)
Class F-3	4,097,555	68,592		68,596		1,002		(3,940,056)	(68,150)	226,095	1,444
Class 529-A	228,433	3,944		2,979		44		(248,538)	(4,236)	(17,126)	(248)
Class 529-C	12,640	221		—		—		(136,357)	(2,522)	(123,717)	(2,301)
Class 529-E	6,803	111		16		—	[2]	(12,853)	(222)	(6,034)	(111)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	14,739	277		—	[2]	—	[2]	(182,816)	(3,243)	(168,077)	(2,966)
Class 529-F-2[3]	187,641	3,212		627		9		(14,367)	(210)	173,901	3,011
Class 529-F-3[3]	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class R-1	15,727	275		—		—		(56,177)	(994)	(40,450)	(719)
Class R-2	114,089	1,971		—		—		(216,030)	(3,764)	(101,941)	(1,793)
Class R-2E	20,416	340		—		—		(34,750)	(599)	(14,334)	(259)
Class R-3	374,200	6,498		—		—		(1,225,713)	(21,176)	(851,513)	(14,678)
Class R-4	899,600	15,674		11,631		174		(2,853,854)	(48,258)	(1,942,623)	(32,410)
Class R-5E	461,175	7,664		6,935		102		(983,173)	(15,821)	(515,063)	(8,055)
Class R-5	952,596	16,254		29,745		436		(2,949,307)	(48,453)	(1,966,966)	(31,763)
Class R-6	13,816,701	226,384		368,202		5,385		(17,724,090)	(301,887)	(3,539,187)	(70,118)
Total net increase (decrease)	$28,194,890	469,724		$627,745		9,187		$(43,403,179)	(743,241)	$(14,580,544)	(264,330)

See end of table for footnotes.

28	EuroPacific Growth Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended March 31, 2020

Class A	$1,274,015	24,688	$684,017		12,395		$(4,068,897)	(79,294)	$(2,110,865)	(42,211)
Class C	71,722	1,416	19,407		360		(334,117)	(6,627)	(242,988)	(4,851)
Class T	—	—	—		—		—	—	—	—
Class F-1	418,803	8,114	81,854		1,490		(1,057,188)	(20,666)	(556,531)	(11,062)
Class F-2	5,144,729	100,669	723,904		13,185		(8,426,394)	(164,771)	(2,557,761)	(50,917)
Class F-3	4,884,766	95,241	422,315		7,670		(2,735,186)	(54,352)	2,571,895	48,559
Class 529-A	131,361	2,537	39,363		722		(248,626)	(4,840)	(77,902)	(1,581)
Class 529-C	18,708	371	4,417		83		(67,226)	(1,331)	(44,101)	(877)
Class 529-E	5,156	102	1,558		29		(11,691)	(230)	(4,977)	(99)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	30,766	595	4,741		87		(31,168)	(607)	4,339	75
Class R-1	19,610	403	4,576		86		(62,831)	(1,268)	(38,645)	(779)
Class R-2	165,222	3,260	16,078		301		(237,918)	(4,721)	(56,618)	(1,160)
Class R-2E	24,419	474	2,506		46		(24,138)	(476)	2,787	44
Class R-3	452,952	8,951	83,634		1,546		(1,164,746)	(22,786)	(628,160)	(12,289)
Class R-4	1,153,114	22,768	213,908		3,963		(2,908,739)	(56,210)	(1,541,717)	(29,479)
Class R-5E	956,114	18,124	54,982		1,006		(430,357)	(8,211)	580,739	10,919
Class R-5	1,694,832	32,584	244,248		4,445		(2,436,024)	(46,366)	(496,944)	(9,337)
Class R-6	13,841,526	267,563	2,360,459		42,925		(13,072,949)	(254,335)	3,129,036	56,153
Total net increase (decrease)	$30,287,815	587,860	$4,961,967		90,339		$(37,318,195)	(727,091)	$(2,068,413)	(48,892)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $51,336,680,000 and $62,843,235,000, respectively, during the year ended March 31, 2021.

EuroPacific Growth Fund	29

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
3/31/2021	$43.13	$.34	$25.63	$25.97	$(.12)	$—	$(.12)	$68.98	60.22%	$27,945		.83%		.83%		.58%
3/31/2020	50.99	.53	(6.84)	(6.31)	(.58)	(.97)	(1.55)	43.13	(13.03)	19,075		.84		.84		1.02
3/31/2019	56.66	.71	(3.52)	(2.81)	(.62)	(2.24)	(2.86)	50.99	(4.97)	24,704		.83		.83		1.37
3/31/2018	49.30	.47	9.51	9.98	(.49)	(2.13)	(2.62)	56.66	20.74	29,067		.82		.82		.86
3/31/2017	44.28	.44	5.14	5.58	(.56)	—	(.56)	49.30	12.72	25,678		.85		.85		.95
Class C:
3/31/2021	41.98	(.09)	24.87	24.78	—	—	—	66.76	59.03	706		1.56		1.56		(.15)
3/31/2020	49.70	.15	(6.69)	(6.54)	(.21)	(.97)	(1.18)	41.98	(13.68)	654		1.58		1.58		.30
3/31/2019	55.32	.31	(3.41)	(3.10)	(.28)	(2.24)	(2.52)	49.70	(5.70)	1,015		1.60		1.60		.62
3/31/2018	48.19	.04	9.29	9.33	(.07)	(2.13)	(2.20)	55.32	19.82	1,350		1.60		1.60		.08
3/31/2017	43.25	.08	5.02	5.10	(.16)	—	(.16)	48.19	11.82	1,240		1.63		1.63		.17
Class T:
3/31/2021	43.13	.49	25.65	26.14	(.23)	—	(.23)	69.04	60.61 [5]	—	[6]	.58	[5]	.58	[5]	.82	[5]
3/31/2020	50.99	.65	(6.82)	(6.17)	(.72)	(.97)	(1.69)	43.13	(12.82)[5]	—	[6]	.59	[5]	.59	[5]	1.25	[5]
3/31/2019	56.69	.83	(3.54)	(2.71)	(.75)	(2.24)	(2.99)	50.99	(4.76)[5]	—	[6]	.59	[5]	.59	[5]	1.60	[5]
3/31/2018[7,8]	49.19	.58	9.63	10.21	(.58)	(2.13)	(2.71)	56.69	21.27 [5,9]	—	[6]	.60	[5,10]	.60	[5,10]	1.07	[5,10]
Class F-1:
3/31/2021	42.93	.33	25.51	25.84	(.10)	—	(.10)	68.67	60.21	2,439		.84		.84		.56
3/31/2020	50.75	.53	(6.82)	(6.29)	(.56)	(.97)	(1.53)	42.93	(13.05)	2,259		.85		.85		1.02
3/31/2019	56.40	.74	(3.57)	(2.83)	(.58)	(2.24)	(2.82)	50.75	(5.01)	3,232		.87		.87		1.43
3/31/2018	49.08	.45	9.46	9.91	(.46)	(2.13)	(2.59)	56.40	20.69	4,385		.86		.86		.83
3/31/2017	44.08	.43	5.11	5.54	(.54)	—	(.54)	49.08	12.69	4,179		.87		.87		.93
Class F-2:
3/31/2021	43.00	.50	25.56	26.06	(.23)	—	(.23)	68.83	60.61	26,751		.57		.57		.83
3/31/2020	50.83	.66	(6.81)	(6.15)	(.71)	(.97)	(1.68)	43.00	(12.80)	18,607		.59		.59		1.27
3/31/2019	56.52	.82	(3.52)	(2.70)	(.75)	(2.24)	(2.99)	50.83	(4.75)	24,585		.59		.59		1.58
3/31/2018	49.17	.61	9.48	10.09	(.61)	(2.13)	(2.74)	56.52	21.05	25,826		.59		.59		1.11
3/31/2017	44.19	.55	5.12	5.67	(.69)	—	(.69)	49.17	12.99	22,949		.60		.60		1.19
Class F-3:
3/31/2021	43.12	.56	25.66	26.22	(.28)	—	(.28)	69.06	60.78	19,700		.46		.46		.94
3/31/2020	50.98	.70	(6.82)	(6.12)	(.77)	(.97)	(1.74)	43.12	(12.70)	12,239		.47		.47		1.34
3/31/2019	56.68	.82	(3.48)	(2.66)	(.80)	(2.24)	(3.04)	50.98	(4.65)	11,993		.49		.49		1.60
3/31/2018	49.32	.59	9.58	10.17	(.68)	(2.13)	(2.81)	56.68	21.15	9,473		.49		.49		1.06
3/31/2017[7,11]	47.46	.24	1.62	1.86	—	—	—	49.32	3.92 [9]	1,162		.09	[9]	.09	[9]	.50	[9]
Class 529-A:
3/31/2021	42.58	.32	25.30	25.62	(.12)	—	(.12)	68.08	60.16	1,736		.85		.85		.55
3/31/2020	50.35	.51	(6.75)	(6.24)	(.56)	(.97)	(1.53)	42.58	(13.05)	1,096		.87		.87		.98
3/31/2019	56.00	.67	(3.49)	(2.82)	(.59)	(2.24)	(2.83)	50.35	(5.04)	1,376		.89		.89		1.31
3/31/2018	48.77	.44	9.40	9.84	(.48)	(2.13)	(2.61)	56.00	20.71	1,525		.87		.87		.81
3/31/2017	43.82	.41	5.09	5.50	(.55)	—	(.55)	48.77	12.65	1,172		.90		.90		.90

See end of table for footnotes.

30	EuroPacific Growth Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
3/31/2021	$41.51	$(.08)	$24.57	$24.49	$—	$—	$—	$66.00	59.00%	$83		1.60%		1.60%		(.15)%
3/31/2020	49.18	.13	(6.62)	(6.49)	(.21)	(.97)	(1.18)	41.51	(13.72)	148		1.61		1.61		.26
3/31/2019	54.79	.29	(3.38)	(3.09)	(.28)	(2.24)	(2.52)	49.18	(5.72)	219		1.64		1.64		.59
3/31/2018	47.73	.01	9.21	9.22	(.03)	(2.13)	(2.16)	54.79	19.76	278		1.65		1.65		.03
3/31/2017	42.90	.05	4.97	5.02	(.19)	—	(.19)	47.73	11.76	343		1.68		1.68		.12
Class 529-E:
3/31/2021	42.15	.19	25.04	25.23	(.02)	—	(.02)	67.36	59.81	67		1.07		1.07		.34
3/31/2020	49.87	.39	(6.70)	(6.31)	(.44)	(.97)	(1.41)	42.15	(13.24)	46		1.09		1.09		.77
3/31/2019	55.50	.55	(3.44)	(2.89)	(.50)	(2.24)	(2.74)	49.87	(5.24)	60		1.11		1.11		1.09
3/31/2018	48.35	.31	9.31	9.62	(.34)	(2.13)	(2.47)	55.50	20.41	71		1.11		1.11		.57
3/31/2017	43.45	.30	5.04	5.34	(.44)	—	(.44)	48.35	12.39	60		1.13		1.13		.66
Class 529-T:
3/31/2021	43.12	.46	25.64	26.10	(.21)	—	(.21)	69.01	60.54 [5]	—	[6]	.63	[5]	.63	[5]	.77	[5]
3/31/2020	50.98	.63	(6.83)	(6.20)	(.69)	(.97)	(1.66)	43.12	(12.87)[5]	—	[6]	.64	[5]	.64	[5]	1.19	[5]
3/31/2019	56.68	.79	(3.53)	(2.74)	(.72)	(2.24)	(2.96)	50.98	(4.82)[5]	—	[6]	.65	[5]	.65	[5]	1.52	[5]
3/31/2018[7,8]	49.19	.56	9.62	10.18	(.56)	(2.13)	(2.69)	56.68	21.22 [5,9]	—	[6]	.64	[5,10]	.64	[5,10]	1.03	[5,10]
Class 529-F-1:
3/31/2021	42.54	.56	25.20	25.76	(.27)	—	(.27)	68.03	60.52 [5]	—	[6]	.63	[5]	.63	[5]	1.07	[5]
3/31/2020	50.32	.62	(6.75)	(6.13)	(.68)	(.97)	(1.65)	42.54	(12.86)	126		.64		.64		1.20
3/31/2019	55.99	.76	(3.47)	(2.71)	(.72)	(2.24)	(2.96)	50.32	(4.81)	145		.66		.66		1.50
3/31/2018	48.74	.56	9.40	9.96	(.58)	(2.13)	(2.71)	55.99	20.96	134		.65		.65		1.02
3/31/2017	43.81	.51	5.07	5.58	(.65)	—	(.65)	48.74	12.88	102		.68		.68		1.11
Class 529-F-2:
3/31/2021[7,12]	57.39	.13	11.63	11.76	(.21)	—	(.21)	68.94	20.50 [9]	208		.25	[9]	.25	[9]	.19	[9]
Class 529-F-3:
3/31/2021[7,12]	57.39	.16	11.62	11.78	(.28)	—	(.28)	68.89	20.54 [9]	—	[6]	.27	[9]	.22	[9]	.23	[9]
Class R-1:
3/31/2021	41.23	(.09)	24.43	24.34	—	—	—	65.57	59.03	182		1.57		1.57		(.16)
3/31/2020	48.86	.14	(6.56)	(6.42)	(.24)	(.97)	(1.21)	41.23	(13.68)	144		1.58		1.58		.29
3/31/2019	54.46	.31	(3.37)	(3.06)	(.30)	(2.24)	(2.54)	48.86	(5.71)	209		1.60		1.60		.61
3/31/2018	47.49	.05	9.14	9.19	(.09)	(2.13)	(2.22)	54.46	19.82	263		1.60		1.60		.09
3/31/2017	42.69	.08	4.96	5.04	(.24)	—	(.24)	47.49	11.86	247		1.61		1.61		.19

See end of table for footnotes.

EuroPacific Growth Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
3/31/2021	$41.60	$(.08)	$24.65	$24.57	$—	$—	$—	$66.17	59.03%	$731	1.55%	1.55%	(.14)%
3/31/2020	49.30	.14	(6.61)	(6.47)	(.26)	(.97)	(1.23)	41.60	(13.65)	534	1.57	1.57	.28
3/31/2019	54.93	.31	(3.39)	(3.08)	(.31)	(2.24)	(2.55)	49.30	(5.71)	690	1.60	1.60	.61
3/31/2018	47.88	.06	9.21	9.27	(.09)	(2.13)	(2.22)	54.93	19.84	818	1.58	1.58	.11
3/31/2017	43.01	.09	5.00	5.09	(.22)	—	(.22)	47.88	11.88	767	1.60	1.60	.20
Class R-2E:
3/31/2021	42.60	.08	25.28	25.36	—	—	—	67.96	59.50	105	1.27	1.27	.14
3/31/2020	50.42	.29	(6.76)	(6.47)	(.38)	(.97)	(1.35)	42.60	(13.40)	77	1.28	1.28	.56
3/31/2019	55.76	.77	(3.74)	(2.97)	(.13)	(2.24)	(2.37)	50.42	(5.46)	89	1.31	1.31	1.47
3/31/2018	48.59	.20	9.38	9.58	(.28)	(2.13)	(2.41)	55.76	20.19	254	1.29	1.29	.38
3/31/2017	43.79	.18	5.14	5.32	(.52)	—	(.52)	48.59	12.25	189	1.28	1.28	.40
Class R-3:
3/31/2021	42.15	.17	25.01	25.18	—	—	—	67.33	59.74	2,838	1.12	1.12	.29
3/31/2020	49.86	.38	(6.70)	(6.32)	(.42)	(.97)	(1.39)	42.15	(13.28)	2,395	1.13	1.13	.75
3/31/2019	55.48	.55	(3.45)	(2.90)	(.48)	(2.24)	(2.72)	49.86	(5.26)	3,446	1.14	1.14	1.08
3/31/2018	48.32	.30	9.31	9.61	(.32)	(2.13)	(2.45)	55.48	20.36	4,631	1.14	1.14	.56
3/31/2017	43.40	.30	5.04	5.34	(.42)	—	(.42)	48.32	12.40	4,505	1.14	1.14	.66
Class R-4:
3/31/2021	42.19	.34	25.08	25.42	(.12)	—	(.12)	67.49	60.24	6,256	.81	.81	.60
3/31/2020	49.91	.54	(6.71)	(6.17)	(.58)	(.97)	(1.55)	42.19	(13.03)	5,278	.82	.82	1.04
3/31/2019	55.52	.69	(3.46)	(2.77)	(.60)	(2.24)	(2.84)	49.91	(4.99)	7,715	.84	.84	1.37
3/31/2018	48.35	.46	9.32	9.78	(.48)	(2.13)	(2.61)	55.52	20.76	10,278	.83	.83	.85
3/31/2017	43.45	.43	5.03	5.46	(.56)	—	(.56)	48.35	12.70	9,854	.85	.85	.96
Class R-5E:
3/31/2021	42.77	.47	25.44	25.91	(.21)	—	(.21)	68.47	60.54	2,241	.61	.61	.81
3/31/2020	50.58	.62	(6.76)	(6.14)	(.70)	(.97)	(1.67)	42.77	(12.82)	1,745	.62	.62	1.20
3/31/2019	56.29	.62	(3.33)	(2.71)	(.76)	(2.24)	(3.00)	50.58	(4.78)	1,511	.63	.63	1.24
3/31/2018	49.02	.59	9.45	10.04	(.64)	(2.13)	(2.77)	56.29	21.01	603	.62	.62	1.06
3/31/2017	44.14	.53	5.09	5.62	(.74)	—	(.74)	49.02	12.89	9	.62	.62	1.14
Class R-5:
3/31/2021	43.04	.53	25.61	26.14	(.26)	—	(.26)	68.92	60.74	7,032	.51	.51	.90
3/31/2020	50.88	.70	(6.82)	(6.12)	(.75)	(.97)	(1.72)	43.04	(12.75)	5,759	.52	.52	1.33
3/31/2019	56.57	.89	(3.57)	(2.68)	(.77)	(2.24)	(3.01)	50.88	(4.71)	7,283	.54	.54	1.72
3/31/2018	49.22	.64	9.48	10.12	(.64)	(2.13)	(2.77)	56.57	21.09	8,944	.53	.53	1.16
3/31/2017	44.22	.58	5.13	5.71	(.71)	—	(.71)	49.22	13.07	8,721	.54	.54	1.27
Class R-6:
3/31/2021	43.08	.56	25.64	26.20	(.28)	—	(.28)	69.00	60.78	91,476	.46	.46	.94
3/31/2020	50.93	.71	(6.82)	(6.11)	(.77)	(.97)	(1.74)	43.08	(12.70)	60,141	.47	.47	1.36
3/31/2019	56.63	.86	(3.52)	(2.66)	(.80)	(2.24)	(3.04)	50.93	(4.66)	68,234	.49	.49	1.68
3/31/2018	49.27	.65	9.51	10.16	(.67)	(2.13)	(2.80)	56.63	21.17	68,770	.49	.49	1.18
3/31/2017	44.27	.60	5.14	5.74	(.74)	—	(.74)	49.27	13.10	51,100	.50	.50	1.30

	Year ended March 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate for all share classes[13]	32%	38%	35%	29%	36%

See end of table for footnotes.

32	EuroPacific Growth Fund

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

EuroPacific Growth Fund	33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the investment portfolio, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
May 12, 2021

We have served as the auditor of one or more American Funds investment companies since 1956.

34	EuroPacific Growth Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (October 1, 2020, through March 31, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EuroPacific Growth Fund	35

Expense example (continued)

	Beginning account value 10/1/2020	Ending account value 3/31/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,192.18	$4.48	.82%
Class A – assumed 5% return	1,000.00	1,020.84	4.13	.82
Class C – actual return	1,000.00	1,187.66	8.45	1.55
Class C – assumed 5% return	1,000.00	1,017.20	7.80	1.55
Class T – actual return	1,000.00	1,193.49	3.17	.58
Class T – assumed 5% return	1,000.00	1,022.04	2.92	.58
Class F-1 – actual return	1,000.00	1,192.18	4.59	.84
Class F-1 – assumed 5% return	1,000.00	1,020.74	4.23	.84
Class F-2 – actual return	1,000.00	1,193.65	3.12	.57
Class F-2 – assumed 5% return	1,000.00	1,022.09	2.87	.57
Class F-3 – actual return	1,000.00	1,194.39	2.52	.46
Class F-3 – assumed 5% return	1,000.00	1,022.64	2.32	.46
Class 529-A – actual return	1,000.00	1,192.01	4.59	.84
Class 529-A – assumed 5% return	1,000.00	1,020.74	4.23	.84
Class 529-C – actual return	1,000.00	1,187.67	8.56	1.57
Class 529-C – assumed 5% return	1,000.00	1,017.10	7.90	1.57
Class 529-E – actual return	1,000.00	1,190.59	5.84	1.07
Class 529-E – assumed 5% return	1,000.00	1,019.60	5.39	1.07
Class 529-T – actual return	1,000.00	1,193.25	3.44	.63
Class 529-T – assumed 5% return	1,000.00	1,021.79	3.18	.63
Class 529-F-1 – actual return	1,000.00	1,193.45	3.28	.60
Class 529-F-1 – assumed 5% return	1,000.00	1,021.94	3.02	.60
Class 529-F-2 – actual return†	1,000.00	1,193.35	2.77	.61
Class 529-F-2 – assumed 5% return†	1,000.00	1,021.89	3.07	.61
Class 529-F-3 – actual return†	1,000.00	1,193.86	2.36	.52
Class 529-F-3 – assumed 5% return†	1,000.00	1,022.34	2.62	.52
Class R-1 – actual return	1,000.00	1,187.87	8.56	1.57
Class R-1 – assumed 5% return	1,000.00	1,017.10	7.90	1.57
Class R-2 – actual return	1,000.00	1,187.75	8.45	1.55
Class R-2 – assumed 5% return	1,000.00	1,017.20	7.80	1.55
Class R-2E – actual return	1,000.00	1,189.57	6.93	1.27
Class R-2E – assumed 5% return	1,000.00	1,018.60	6.39	1.27
Class R-3 – actual return	1,000.00	1,190.39	6.12	1.12
Class R-3 – assumed 5% return	1,000.00	1,019.35	5.64	1.12
Class R-4 – actual return	1,000.00	1,192.41	4.43	.81
Class R-4 – assumed 5% return	1,000.00	1,020.89	4.08	.81
Class R-5E – actual return	1,000.00	1,193.43	3.34	.61
Class R-5E – assumed 5% return	1,000.00	1,021.89	3.07	.61
Class R-5 – actual return	1,000.00	1,194.04	2.79	.51
Class R-5 – assumed 5% return	1,000.00	1,022.39	2.57	.51
Class R-6 – actual return	1,000.00	1,194.32	2.52	.46
Class R-6 – assumed 5% return	1,000.00	1,022.64	2.32	.46

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on October 30, 2020. The “assumed 5% return” line is based on 182 days.

36	EuroPacific Growth Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended March 31, 2021:

Foreign source income	$0.78 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$69,214,000
Corporate dividends received deduction	$19,596,000
U.S. government income that may be exempt from state taxation	$4,622,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2021, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

EuroPacific Growth Fund	37

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2022. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through June 30, 2020. They generally placed greater emphasis on longer term periods. On the basis of this evaluation and the Board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses are competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as the risks assumed by the adviser, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

38	EuroPacific Growth Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

EuroPacific Growth Fund	39

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2019, through September 30, 2020. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

40	EuroPacific Growth Fund

This page was intentionally left blank.

EuroPacific Growth Fund	41

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Vanessa C. L. Chang, 1952	2005	Former Director, EL & EL Investments (real estate)	16	Edison International/ Southern California Edison; Sykes Enterprises; Transocean Ltd.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, SAB de CV	16	América Móvil, SAB de CV; Grupo Lala, SAB de CV; Grupo Sanborns, SAB de CV; Kimberly-Clark de México, SAB de CV
Martin E. Koehler, 1957	2015	Independent management consultant	3	None
Pascal Millaire, 1983	2019	CEO and Director, CyberCube Analytics, Inc. (cyber risk software for insurers); former Vice President and General Manager, Symantec Corporation (cybersecurity company)	3	None
William I. Miller, 1956 Chairman of the Board (Independent and Non-Executive)	1992	President, The Wallace Foundation	3	Cummins, Inc.
Josette Sheeran, 1954	2015	Executive Chair, The McCain Institute; President Emeritus and former CEO, Asia Society; former United Nations Special Envoy for Haiti	7	Canoo Inc.
Christopher E. Stone, 1956	2020	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None
Amy Zegart, PhD, 1967	2019	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	6	Kratos Defense & Security Solutions

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Carl M. Kawaja, 1964 Co-President	2003	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company; Chairman and Director, Capital Research and Management Company	3	None
Joanna F. Jonsson, 1963	2019	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair, President and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

42	EuroPacific Growth Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Gerald Du Manoir, 1966 Co-President	2020	Partner — Capital International Investors, Capital Research and Management Company;
		Partner — Capital International Investors, Capital Bank and Trust Company; Senior Vice President, Capital International Asset Management (Canada), Inc.; Vice President, Capital Guardian (Canada), Inc.
Christopher Thomsen, 1970 Co-President	2015	Partner — Capital Research Global Investors, Capital Research Company; Director, Capital Research and Management Company
Walt Burkley, 1966 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Noriko Honda Chen, 1967 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company; President and Director, Capital Research Company; Director, The Capital Group Companies, Inc.
Nicholas J. Grace, 1966 Senior Vice President	2004	Partner — Capital Research Global Investors, Capital Research Company;
Jonathan Knowles, PhD, 1961 Senior Vice President	2012	Partner — Capital World Investors, Capital International, Inc.
Lawrence Kymisis, 1970 Senior Vice President	2019	Partner — Capital World Investors, Capital Research Company
Sung Lee, 1966 Senior Vice President	2003	Partner — Capital Research Global Investors, Capital International, Inc.; Director, The Capital Group Companies, Inc.
Jesper Lyckeus, 1967 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company
Lara Pellini, 1975 Senior Vice President	2015	Partner — Capital World Investors, Capital Research Company; Director, The Capital Group Companies, Inc.
Andrew B. Suzman, 1967 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company
Leo Hee, 1971 Vice President	2014	Partner — Capital World Investors, Capital International, Inc.
Jennifer L. Butler, 1966 Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Senior Vice President — Investment Operations, Capital Research and Management Company
Michael R. Tom, 1988 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

EuroPacific Growth Fund	43

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	EuroPacific Growth Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of EuroPacific Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

EUPAC

Registrant:

a) Audit Fees:
Audit	2020	134,000
	2021	263,000

b) Audit-Related Fees:
	2020	28,000
	2021	31,000

c) Tax Fees:
	2020	70,000
	2021	51,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	1,671,000
	2021	1,532,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2020	66,000
	2021	19,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	2,000
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,837,000 for fiscal year 2020 and $1,635,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: May 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: May 28, 2021

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 28, 2021